UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

SUNSHINE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1177 Avenue of the Americas

5th Floor

New York , NY 10036

(Address of principal executive offices) (zip code)

(332) 216-1147

(Registrant’s telephone number, including area code)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 7, 2023, Sunshine Biopharma, Inc. (the “Company”) held its annual meeting of stockholders. At the meeting, (i) Dr. Steve N. Slilaty, Dr. Abderrazzak Merzouki, Dr. Rabi Kiderchah, Mr. David Natan, and Dr. Andrew Keller were each elected as directors of the Company to serve until the next annual meeting of stockholders or until their successors have been elected and qualified, (ii) stockholders ratified the board of directors’ appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accounting firm for 2023, (iii) stockholders approved the Company’s 2023 Equity Incentive Plan, (iv) stockholders approved a reverse stock split of the Company’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-40 at any time prior to the one year anniversary of filing the definitive information statement with respect to the reverse split, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion, (v) stockholders approved, on an advisory basis, the compensation disclosed in the Company’s proxy statement of the Company’s named executive officers, and (vi) stockholders recommended, on an advisory basis, that the Company hold an advisory vote on executive compensation every three years.

The vote on these matters was as follows:

1. Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTE
Dr. Steve N. Slilaty	16,295,417	1,634,089	5,040,953
Dr. Abderrazzak Merzouki	17,059,071	870,435	5,040,953
Dr. Rabi Kiderchah	16,717,442	1,212,064	5,040,953
Mr. David Natan	16,700,223	1,229,283	5,040,953
Dr. Andrew Keller	16,725,153	1,204,353	5,040,953

2. Ratification of the board of directors’ appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accounting firm for 2023.

FOR	AGAINST	ABSTAIN
20,099,526	2,452,753	418,180

3. Approval of the Company’s 2023 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,915,610	1,842,630	171,266	5,040,953

4. Approval of reverse stock split.

FOR	AGAINST	ABSTAIN
20,005,507	2,657,164	307,788

5. Advisory vote on executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,196,664	1,516,235	216,607	5,040,953

6. Advisory vote on frequency of future advisory votes on executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
1,777,275	165,011	15,063,931	923,289	5,040,953

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2023	SUNSHINE BIOPHARMA, INC.

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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